Exhibit 99.2

Earnings Presentation FIRST QUARTER 2026

2 Q3 202 2 Financial Snapshot Forward - looking statements When used in this presentation or other written or oral communications, statements that are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “could,” “would,” “may,” the negative of these words or similar expressions, are intended to identify “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions . These forward - looking statements include information about possible or assumed future results with respect to MFA’s business, financial condition, liquidity, results of operations, plans and objectives . Among the important factors that could cause our actual results to differ materially from those projected in any forward - looking statements that we make are : general economic developments and trends, including the current tensions in international trade and the performance of the labor, housing, real estate, mortgage finance and broader financial markets ; inflation, increases in interest rates and changes in the market (i . e . , fair) value of MFA’s residential whole loans, MBS, securitized debt and other assets, as well as changes in the value of MFA’s liabilities accounted for at fair value through earnings ; the effectiveness of hedging transactions ; changes in the prepayment rates on residential mortgage assets, an increase of which could result in a reduction of the yield on certain investments in its portfolio and could require MFA to reinvest the proceeds received by it as a result of such prepayments in investments with lower coupons, while a decrease in which could result in an increase in the interest rate duration of certain investments in MFA’s portfolio making their valuation more sensitive to changes in interest rates and could result in lower forecasted cash flows ; credit risks underlying MFA’s assets, including changes in the default rates and management’s assumptions regarding default rates and loss severities on the mortgage loans in MFA’s residential whole loan portfolio ; MFA’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowings ; implementation of or changes in government regulations or programs affecting MFA’s business (including as a result of the current U . S . administration) ; MFA’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by MFA to accrete the market discount on residential whole loans and the extent of prepayments, realized losses and changes in the composition of MFA’s residential whole loan portfolios that may occur during the applicable tax period, including gain or loss on any MBS disposals or whole loan modifications, foreclosures and liquidations ; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of MFA’s Board of Directors and will depend on, among other things, MFA’s taxable income, its financial results and overall financial condition and liquidity, maintenance of its REIT qualification and such other factors as MFA’s Board of Directors deems relevant ; MFA’s ability to maintain its qualification as a REIT for federal income tax purposes ; MFA’s ability to maintain its exemption from registration under the Investment Company Act of 1940 , as amended (or the “Investment Company Act”), including statements regarding the concept release issued by the Securities and Exchange Commission (“SEC”) relating to interpretive issues under the Investment Company Act with respect to the status under the Investment Company Act of certain companies that are engaged in the business of acquiring mortgages and mortgage - related interests ; MFA’s ability to continue growing its residential whole loan portfolio, which is dependent on, among other things, the supply of loans offered for sale in the market ; targeted or expected returns on our investments in recently - originated mortgage loans, the performance of which is, similar to our other mortgage loan investments, subject to, among other things, differences in prepayment risk, credit risk and financing costs associated with such investments ; risks associated with the ongoing operation of Lima One Holdings, LLC (including, without limitation, industry competition, unanticipated expenditures relating to or liabilities arising from its operation (including, among other things, a failure to realize management’s assumptions regarding expected growth in business purpose loan (BPL) origination volumes and credit risks underlying BPLs, including changes in the default rates and management’s assumptions regarding default rates and loss severities on the BPLs originated by Lima One) ; expected returns on MFA’s investments in nonperforming residential whole loans (“NPLs”), which are affected by, among other things, the length of time required to foreclose upon, sell, liquidate or otherwise reach a resolution of the property underlying the NPL, home price values, amounts advanced to carry the asset (e . g . , taxes, insurance, maintenance expenses, etc . on the underlying property) and the amount ultimately realized upon resolution of the asset ; the failure to realize the expected expense savings resulting from the anticipated relocation of our corporate headquarters in New York City ; risks associated with our investments in loan originators ; risks associated with investing in real estate assets generally, including changes in business conditions and the general economy ; and other risks, uncertainties and factors, including those described in the annual, quarterly and current reports that we file with the SEC . These forward - looking statements are based on beliefs, assumptions and expectations of MFA’s future performance, taking into account information currently available . Readers and listeners are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date on which they are made . New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA . Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

Q3 202 2 Financial Snapshot Hybrid mortgage REIT with extensive experience in managing residential mortgage assets through economic cycles See page 21 for endnotes Q1 Financial Highlights GAAP Book Value $12.70 per common share Economic Book Value 1 $13.22 per common share Total Economic Return 2 (1.2)% Q1 2026 Recourse Leverage 3 2.7x as of March 31, 2026 Key Metrics GAAP Net Income 4 $(0.11) per common share Distributable Earnings 5 $0.30 per common share Distributable earnings prior to realized credit losses 6 $0.34 per common share Dividend Yield 13.9% as of May 1, 2026 Financial Metrics Agency MBS $693M acquired in Q1 7 Non - QM Loans $471M acquired in Q1 Business Purpose Loans $219M originated in Q1 8 Liquidity 9 $396M as of March 31, 2026 Portfolio Highlights

Q1 Strategic Actions Update

Initiative	Progress
Higher Capital Deployment	✓ Grew investment portfolio to $12.5B ✓ Re-securitized $413M of seasoned Non-QM loans, unlocking approximately $40M of capital and additional financing capacity
Growth of Lima One	✓ Origination pipeline reached its highest level since 2024 ✓ Wholesale channel and multifamily lending relaunch underway
Resolution of Non-Performing Loans	✓ Resolved $163M of previously delinquent loans in Q1, unlocking additional capital ✓ Introduced new non-GAAP measure to provide clarity into operating earnings prior to impact of realized credit losses
Expense Reductions	✓ Signed office lease to relocate corporate headquarters ✓ Relocation is expected to reduce run-rate G&A expenses by approximately $4M per year
Share Repurchases	✓ Repurchased over 500,000 common shares at significant discount to Economic Book Value ✓ Funded primarily by ATM issuance of Series B and C preferred stock

4

5 □ Acquired $1.1B of residential mortgage assets, growing investment portfolio to $12.5B from $12.3B ▪ Added $393M of Agency MBS and $300M TBA position ▪ Purchased $471M of Non - QM loans ▪ Lima One originated $219M 8 of new business purpose loans □ Principal repayments and asset sales of $779M ▪ Sold $81M of newly - originated SFR loans ▪ Liquidated $18M of REO properties □ Current rate environment continues to provide opportunities to add new assets at attractive yields ▪ Average coupon on all loans acquired in Q1 was 7.7% ▪ Incremental ROE for new investments expected to be mid - teens □ Loan portfolio 60+ day delinquency rate was 7.8% ▪ Subsequent to quarter - end, delinquencies declined to 7.3% Q Q1 Portfolio Highlights Investment Portfolio at March 31 10 Q1 Portfolio Activity Non - QM Loans $5.5B Agency MBS $3.5B Multifamily Transitional Loans $0.4B Other $0.3B Legacy RPL/NPL $0.9B Single - family Rental Loans $1.2B Single - family Transitional Loans $0.7B

6 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 Agency Repo MTM Financing Non - MTM Financing Securitized Debt Other 91% 84% 52% 24% 98% 1% 6% 8% 9% 15% 42% 68% 2% Non-QM loans Single-family Rental Loans Single-family Transitional Loans Multifamily Transitional Loans Legacy RPL/NPL Loans Securitized Debt Non-MTM Financing MTM Financing □ Recourse leverage 3 rose to 2.7x from 2.5x ▪ Increase driven by higher allocation toward Agency MBS □ Continued emphasis on non - mark - to - market (non - MTM) 11 borrowing against our loan portfolio □ Issued two Non - QM securitizations in March ▪ Securitized $345M of newly originated loans ▪ Re - securitized $413M of seasoned loans after calling two prior issuances, unlocking nearly $40M of capital and additional financing capacity while reducing MTM borrowing by $64M □ $5.2B interest rate derivatives position at March 31 ▪ Net addition of $685M of new hedges expiring in 3 - 10 years ▪ Generated net positive carry of $11M □ Net portfolio duration estimated to be 0.96 at March 31 Q1 Liability Highlights Loan Portfolio Financing Sources Liability Activity $ 6.9 B Non - MTM All Liabilities ($B) $4.6B MTM

7 Single - family Rental Gain - on - sale Income $ 2.7 M Single - family Transitional New Bridge Loans $ 16 M Q3 202 2 Financial Snapshot Q1 Lima One Highlights New Rehab Loans $ 39 M New Construction Loans $90 M Total Origination Volume 8 $ 219 M Rental Loans Sold $8 1M Rental Loans Originated $ 74 M □ Monthly submissions and origination pipeline reached the highest levels since 2024 □ Mortgage banking income rose to $7.7M, up 34% from Q4 □ Wholesale channel and multifamily lending relaunch underway Other Highlights Average Coupon 9.7 % for Q1 originations Average Coupon 6.6 % for Q1 originations

8 $2.4B $1.8B $2.3B $1.8B $0.5B $0.1B $0.1B <50% 50-60% 60-70% 70-80% 80-90% 90-100% >100 % Prior to 2021 19% 2021 19% 2022 13% 2023 10% 2024 12% 2025 23% 2026 4% Q3 202 2 Financial Snapshot Q1 Loan Portfolio Credit Metrics LTV by Loan Product Type 12 LTV Distribution 12 State Concentration 13 60+ Day Delinquency Rate Coupon Distribution Origination Year 7.5% 7.5% 7.3% 6.8% 7.1% 7.8% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 $1.9B $1.1B $1.4B $2.0B $1.1B $0.6B $0.9B <5% 5%-6% 6%-7% 7%-8% 8%-9% 9%-10% >10% CA 31% FL 15% TX 6% NY 4% GA 4% Other 40% 60% 59% 68% 83% 49% 61% Non-QM Loans SFR Loans Single-family Transitional Loans Multifamily Transitional Loans Legacy RPL/NPL Loans Total

9 Q3 202 2 Financial Snapshot Q1 Loan Portfolio Statistics Total 14 Legacy RPL/NPL Loans Multifamily Transitional Loans Single - family Transitional Loans Single - family Rental Loans Non - QM Loans as of March 31, 2026 Portfolio Statistics $9.0B $1.1B $458M $674M $1.2B $5.5B UPB $380K $187K $3.6M $420K $226K $516K Average loan balance 7.01% 5.09% 10.23% 10.25% 6.35% 6.86% Gross coupon 6.42% 7.93% 6.70% 8.85% 6.31% 5.90% Quarterly yield 61% 49% 83% 68% 59% 60% LTV 12 730 646 748 751 740 739 Original FICO score 56 237 36 13 44 31 Loan age (months) 9 CPR 6 CPR 44 CPR 65 CPR 10 CPR 16 CPR 3 - month prepayment rate 15 7.8% 19.0% 30.0% 15.8% 2.6% 4.1% 60+ days delinquent $139M $47M $30M $37M $13M $12M REO properties 16 as of March 31, 2026 Additional Statistics $297M - $20M $277M - - Unfunded Commitments 17 99% 100% 100% 100% 100% 99% First lien position 87% 84% 100% 100% 77% 88% Fixed rate 13% 16% - - 23% 12% Hybrid ARMs 45% 34% 68% 45% 16% 52% Purchase 38% 33% 12% 16% 70% 37% Cash - out refinance - - 77% 27% - - Extended UPB 18 □ Non - QM Loans: ▪ Acquired $471M of new loans with average LTV of 68% and average coupon of 7.0% ▪ Issued two securitizations and called two prior issuances □ Single - family Rental Loans: ▪ Lima One originated $ 74 M of loans with average LTV of 67% and average coupon of 6.6% ▪ Sold $81M of newly - originated loans □ Single - family Transitional Loans: ▪ Lima One originated $ 145 M of new loans 8 ▪ $176M of principal repayments □ Multifamily Transitional Loans: ▪ $71M of principal repayments ▪ Resolved $20M of previously delinquent loans in Q1 and additional $82M since quarter - end □ Legacy RPL/NPL Loans: ▪ 96% of loans purchased between 2014 - 2019 are performing, paid in full, REO or liquidated ▪ Portfolio LTV has declined to 49% due to home price appreciation and principal amortization Q1 2026 Highlights

10 Q3 202 2 Financial Snapshot Q1 Agency MBS Highlights □ Acquired $3 93M of Agency MBS and $300M TBA position ▪ Purchases primarily consisted of low pay - up (premium to TBA price) specified pools ▪ Opportunistically established $300M notional TBA position in late March to acquire additional securities at local wide spreads □ Complementary to our less liquid, more credit - sensitive assets ▪ Expected levered returns in the mid - teens Highlights as of March 31, 2026 Portfolio Statistics $3.52B Current face $3.53B Fair value $300M TBA position (notional) 5.37% Average coupon 5.36% Quarterly yield 13 Loan age (months) 11.5% 3 - month CPR 100.1% Purchase price Agency MBS Spread 19 Monthly CPR Coupon Distribution Specified Pool Type 0 50 100 150 200 250 300 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 Spread as of 5/1/2026 Bank - Originated 10% High LTV 60% Other 30% 11% 11% 13% January February March 5.0% Coupon 5.5% Coupon 6.0% Coupon Other

11 Appendix James Casebere , Landscape with Houses ( Dutchess County, NY) #2, 2010 (detail)

12 MFA Overview □ MFA Financial, Inc. (NYSE: MFA) is an internally managed real estate investment trust (REIT) that invests in U.S. residential mo rtgage loans and mortgage - backed securities □ MFA focuses primarily on mortgage subsectors in which it tries to avoid direct competition with banks and government - sponsored enterprises □ MFA owns and actively manages a diversified portfolio of non - qualified mortgage (Non - QM) loans, business purpose loans (BPLs), r e - performing/non - performing loans (Legacy RPL/NPLs) and agency mortgage - backed securities (MBS) □ In 2021, MFA acquired Lima One Capital, a leading nationwide BPL originator and servicer with over $11B 8 in originations since its formation in 2010 □ MFA originates BPLs directly through Lima One and acquires Non - QM loans through flow and mini - bulk arrangements with a select gr oup of originators with which it holds strong relationships □ MFA operates a leading residential credit securitization platform with over $13B of issuance since inception □ MFA has deep expertise in residential credit as well as a long history of investing in new asset classes when compelling oppo rtu nities arise □ Since its IPO in 1998, MFA has distributed over $ 5B of dividends to its stockholders

MFA FINANCIAL, INC.

Lima One: Leading Nationwide BPL Originator and Servicer

LIMA ONE CAPITAL

Fully Integrated BPL Platform

- Lima One is an industry-leading business purpose lender wholly-owned by MFA and headquartered in Greenville, S.C.
- Lima operates an efficient and scalable platform with over 200 employees, including in-house sales, underwriting, servicing and construction management teams
- Lima provides MFA with access to organically-created, high-yielding loans, substantially below the cost to purchase from third-party lenders
- Lima has originated over $8B since MFA's acquisition in 2021 and over $11B since its formation in 2010[8]

Product Offerings

- Lima One offers a diverse selection of both short-term and long-term financing solutions to experienced real estate investors across the U.S.
- Products include rehab loans, construction loans, bridge loans, single-family rental loans and multifamily loans



Fix & Flip
INVESTMENTS
Ground-Up
CONSTRUCTION
Rental
PROPERTIES
Multifamily
PROPERTIES

Origination Volume Since MFA's Acquisition



$9B
$8B
$7B
$6B
$5B
$4B
$3B
$2B
$1B
-
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Geographic and Borrower Diversity

- No state concentration above 15% and no borrower concentration above 2%



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NJ
DE
MD
DC
HI
Concentration
10% to 15%
5% to 10%
Below 5%
No loans

13

14 $0.24 $0.20 $0.27 $0.30 $0.33 $0.30 $0.30 $0.34 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Distributable Earnings Distributable Earnings prior to realized credit losses Select Financial Metrics Asset Yield and Effective Cost of Funds Net Interest Income GAAP and Economic Book Value 1 (per share) Net Interest Spread Net Interest Margin Distributable Earnings 5,6 (per share) $13.12 $13.13 $13.20 $12.70 $13.69 $13.69 $13.75 $13.22 Q2 2025 Q3 2025 Q4 2025 Q1 2026 GAAP Book Value Economic Book Value 1.98% 1.86% 1.69% 1.64% Q2 2025 Q3 2025 Q4 2025 Q1 2026 $61M $57M $55M $59M Q2 2025 Q3 2025 Q4 2025 Q1 2026 6.66% 6.50% 6.20% 6.08% 4.68% 4.64% 4.51% 4.44% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Asset Yield Effective Cost of Funds 2.73% 2.57% 2.31% 2.23% Q2 2025 Q3 2025 Q4 2025 Q1 2026

MFA
FINANCIAL, INC.

MFA Securitizations Outstanding

Securitization Name	Loan Product Type	Settlement Date	Original Collateral UPB ($M)[20]	Current Collateral UPB ($M)[20]	Bonds Sold ($M)	Original UPB Sold (%)[21]	Outstanding Balance of Bonds Sold ($M)	Weighted Average Coupon (WAC) of Outstanding Bonds Sold	WAC of Underlying Loans	Callable Date
MFRA 2020-NQM1	Non-QM	Sep-20	391	73	373	95%	54	3.25%	6.62%	Currently Callable
MFRA 2020-NQM2	Non-QM	Oct-20	570	112	535	94%	77	2.70%	6.75%	Currently Callable
MFRA 2020-NQM3	Non-QM	Dec-20	381	86	359	94%	64	2.19%	6.22%	Currently Callable
MFRA 2021-INV1	SFR	Feb-21	217	44	198	91%	25	2.06%	7.26%	Currently Callable
MFRA 2021-NQM1	Non-QM	Apr-21	394	106	371	94%	83	1.92%	6.29%	Currently Callable
MFRA 2021-RPL1	RPL	Jun-21	473	242	435	92%	190	1.52%	5.10%	20% Clean-up Call
MFRA 2021-NQM2	Non-QM	Aug-21	289	116	277	96%	104	1.45%	5.25%	Currently Callable
MFRA 2021-AEINV1	Agency Eligible	Oct-21	312	243	297	95%	N/A	1.43%	3.27%	N/A
MFRA 2021-INV2	SFR	Nov-21	284	179	260	92%	155	2.26%	5.12%	Currently Callable
MFRA 2021-AEINV2	Agency Eligible	Dec-21	340	270	323	95%	N/A	1.52%	3.46%	N/A
MFRA 2022-CHM1	Non-QM	Mar-22	237	142	204	86%	109	4.85%	5.14%	Currently Callable
MFRA 2022-NQM1	Non-QM	Mar-22	333	204	310	93%	181	4.16%	4.59%	Currently Callable
MFRA 2022-INV1	SFR	Apr-22	258	171	224	87%	139	4.05%	4.80%	Currently Callable
MFRA 2022-NQM2	Non-QM	Jun-22	541	390	398	74%	268	4.00%	4.27%	Currently Callable
MFRA 2022-RPL1	RPL	Jul-22	336	205	307	91%	187	3.43%	4.97%	Currently Callable
MFRA 2022-INV2	SFR	Jul-22	214	157	169	79%	112	4.95%	5.61%	Currently Callable
MFRA 2022-INV3	SFR	Oct-22	235	172	160	68%	111	6.00%	6.57%	Currently Callable
MFRA 2023-INV1	SFR	Feb-23	204	137	154	75%	88	6.10%	6.82%	Currently Callable
MFRA 2023-NQM2	Non-QM	May-23	372	268	309	83%	205	4.66%	5.27%	May-26
MFRA 2023-INV2	SFR	Sep-23	215	171	191	89%	148	7.08%	8.00%	Sep-26
MFRA 2023-NQM3	Non-QM	Sep-23	387	235	343	89%	192	6.76%	7.72%	Aug-26
MFRA 2023-NQM4	Non-QM	Dec-23	295	180	268	91%	154	6.38%	7.90%	Dec-26
MFRA 2024-NQM1	Non-QM	Apr-24	365	220	331	91%	186	6.74%	8.03%	Apr-27
MFRA 2024-RTL2	Transitional	May-24	205	205	164	80%	164	7.25%	10.42%	May-26
MFRA 2024-RPL1	RPL	Jul-24	303	245	259	85%	220	4.26%	5.06%	30% Clean-up Call
MFRA 2024-NQM2	Non-QM	Sep-24	340	199	321	94%	179	5.43%	8.35%	Aug-27
MFRA 2024-NPL1	NPL	Oct-24	424	308	306	72%	253	6.33%	5.26%	Currently Callable
MFRA 2024-RTL3	Transitional	Nov-24	250	250	202	81%	202	5.97%	10.36%	Oct-26
MFRA 2024-NQM3	Non-QM	Dec-24	380	299	354	93%	273	5.90%	7.85%	Dec-27
MFRA 2025-NQM1	Non-QM	Mar-25	305	250	283	93%	229	5.60%	7.44%	Feb-28
MFRA 2025-NQM2	Non-QM	May-25	318	262	291	92%	238	5.77%	7.50%	May-28
MFRA 2025-NQM3	Non-QM	Aug-25	350	327	322	92%	299	5.43%	7.54%	Jul-28
MFRA 2025-NQM4	Non-QM	Sep-25	371	350	351	95%	329	5.32%	7.56%	Sep-28
MFRA 2025-NQM5	Non-QM	Dec-25	446	426	424	95%	404	5.25%	7.31%	Nov-28
MFRA 2026-NQM1	Non-QM	Mar-26	345	344	326	94%	326	5.12%	7.07%	Feb-29
MFRA 2026-NQMR1	Non-QM	Mar-26	413	412	385	93%	385	5.51%	5.84%	Mar-29
Total			12,093	8,000	10,784	89%	6,333	5.03%	6.45%	

15

16 8.3% 7.4% 16.5% 30.0% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q3 202 2 Financial Snapshot Supplemental Loan Portfolio Data Product Type Origination Year Product Type Origination Year 60+ Day Delinquency by Asset Class (% and UPB) Resolution Status 22 Non - QM Loans Single - family Rental Loans Single - family Transitional Loans Multifamily Transitional Loans Legacy RPL/NPL $195M $ 209 M $ 222 M $224M $50M $40M $ 31 M $ 32 M $116M $103M $84M $106M $63M $ 47 M $88M $137M $239M $217M $214M $203M Non - Performing 4% PIF 36% Liquidated/REO 35% Performing 25% 20.6% 19.2% 19.5% 19.0% Q2 2025 Q3 2025 Q3 2025 Q1 2026 Ground - up Construction Loans 45% Rehab Loans 32% Bridge Loans 23% 13.1% 12.8% 11.5% 15.8% Q2 2025 Q3 2025 Q4 2025 Q1 2026 3.8% 3.2% 2.5% 2.6% Q2 2025 Q3 2025 Q4 2025 Q1 2026 4.0% 4.1% 4.2% 4.1% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Bank Statement 42% DSCR 27% Full Doc 11% Asset Depletion 4% Other 16% Prior to 2022 36% 2022 40% 2023 16% 2024 - 2025 3% 2026 5% 2021 15% 2022 33% 2023 40% 2024 12%

MFA FINANCIAL, INC.

Reconciliation of GAAP Net Income to non-GAAP Distributable Earnings and Distributable Earnings Prior to Realized Credit Losses

"Distributable earnings" is a non-GAAP financial measure of our operating performance, within the meaning of Regulation G and Item 10(e) of Regulation S-K, as promulgated by the Securities and Exchange Commission. Distributable earnings is determined by adjusting GAAP net income/(loss) by removing certain unrealized gains and losses, primarily on residential mortgage investments, associated debt, and hedges that are, in each case, accounted for at fair value through earnings, certain realized gains and losses, as well as certain non-cash expenses and securitization-related transaction costs. Realized gains and losses arising from loans sold to third-parties by Lima One shortly after the origination of such loans are included in Distributable earnings. The transaction costs are primarily comprised of costs only incurred at the time of execution of our securitizations and include costs such as underwriting fees, legal fees, diligence fees, bank fees and other similar transaction related expenses. These costs are all incurred prior to or at the execution of our securitizations and do not recur. Beginning in the first quarter of 2026, losses/(gains) recognized in GAAP Net income/(loss) related to the extinguishment of debt were also included in the adjustments for Securitized debt held at fair value and Securitization-related transaction costs. Prior periods have been revised to reflect the current presentation. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from Distributable earnings. Management believes that the adjustments made to GAAP earnings result in the removal of (i) income or expenses that are not reflective of the longer term performance of our investment portfolio, (ii) certain non-cash expenses, and (iii) expense items required to be recognized solely due to the election of the fair value option on certain related residential mortgage assets and associated liabilities. Distributable earnings is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders. Accordingly, we believe that the adjustments to compute Distributable earnings specified below provide investors and analysts with additional information to evaluate our financial results.

Beginning in the first quarter of 2026, we have also reported a Distributable earnings prior to realized credit losses metric, whereby an adjustment is made to reported Distributable Earnings to exclude realized credit losses, net of recoveries for all residential whole loans held at fair value. Prior periods have been revised to reflect the current presentation. Management believes Distributable earnings prior to realized credit losses provides users of our financial statements with meaningful information to consider in addition to Net income/(loss) and cash flows from operating activities in accordance with GAAP. Distributable earnings prior to realized credit losses is one of the factors that our Board of Directors considers when evaluating distributions to our shareholders. As the timing of a realized credit loss on a loan can differ significantly from when the initial fair value adjustment with respect to a loan is reflected in GAAP net income/(loss), management believes that adjusting Distributable earnings for the realized credit losses described above can help readers better understand the operating results of our business prior to the impact of realized credit losses, as well as evaluate and compare the performance of our Company and our peers.

Distributable earnings and Distributable earnings prior to realized credit losses should be used in conjunction with results presented in accordance with GAAP. Distributable earnings and Distributable earnings prior to realized credit losses do not represent and should not be considered as a substitute for net income or cash flows from operating activities, each as determined in accordance with GAAP, and our calculation of these measures may not be comparable to similarly titled measures reported by other companies.
The following table provides a reconciliation of GAAP net (loss)/income used in the calculation of basic EPS to our non-GAAP Distributable earnings for the quarterly periods presented.

($ in millions, except per share amounts)	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
GAAP Net income/(loss) used in the calculation of basic EPS	($11.7)	$43.4	$37.0	$22.4	$32.8
Adjustments:					
Unrealized and realized gains and losses on:					
Residential whole loans held at fair value	34.8	(4.4)	(41.3)	(33.6)	(54.4)
Securities held at fair value	38.8	(14.9)	(17.8)	(4.0)	(20.2)
Residential whole loans and securities at carrying value	-	(1.4)	(0.7)	0.3	0.3
Interest rate swaps and ERIS swap futures	(20.0)	0.7	14.8	32.5	44.8
Securitized debt held at fair value	(22.9)	(1.6)	21.3	3.7	18.5
Other portfolio investments	(1.9)	0.6	0.5	(2.6)	(0.7)
Expense items:					
Amortization of intangible assets	0.3	0.3	0.3	0.8	0.8
Equity based compensation	6.3	1.9	1.9	2.3	6.1
Securitization-related transaction costs	3.9	2.6	3.7	1.9	1.8
Depreciation	3.5	1.0	1.3	1.1	0.9
Total adjustments	$42.8	($15.2)	($16.0)	$2.4	($2.1)
Distributable earnings	$31.1	$28.2	$21.0	$24.8	$30.7
Adjustment - realized credit losses on Residential whole loans at fair value, net of recoveries	4.4	3.0	10.1	9.8	3.7
Distributable earnings prior to credit losses	$35.5	$31.2	$31.1	$34.6	$34.4
GAAP earnings/(loss) per basic common share	($0.11)	$0.42	$0.36	$0.22	$0.32
Distributable earnings per basic common share	$0.30	$0.27	$0.20	$0.24	$0.30
Distributable earnings prior to credit losses per basic common share	$0.34	$0.30	$0.30	$0.33	$0.33
Weighted average common shares for basic earnings per share	104.3	103.1	103.7	103.7	103.8

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Reconciliation of GAAP Book Value to Economic Book Value

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our Economic book value, our portfolios of Residential whole loans and securitized debt held at carrying value are adjusted to their fair value, rather than the carrying value that is required to be reported under the GAAP accounting model applied to these financial instruments. These adjustments are also reflected in the table below in our end of period stockholders' equity. Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for all of our investment activities, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation of GAAP book value per common share to our non-GAAP Economic book value per common share as of the end of each quarter since Q4 2024.

($ in millions, except per share amounts)	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
GAAP Total Stockholders' Equity	$1,779.4	$1,827.7	$1,821.5	$1,822.1	$1,838.4
Preferred Stock, liquidation preference	(489.3)	(485.3)	(479.9)	(475.0)	(475.0)
GAAP Stockholders' Equity for book value per common share	$1,290.1	$1,342.4	$1,341.6	$1,347.1	$1,363.4
Adjustments:					
Fair value adjustment to Residential whole loans, at carrying value	7.6	10.1	8.7	1.8	(6.3)
Fair value adjustment to Securitized debt, at carrying value	45.2	45.7	48.5	57.1	63.1
Stockholders' Equity including fair value adjustments to Residential whole loans and Securitized debt held at carrying value (Economic book value)	$1,342.9	$1,398.2	$1,398.8	$1,406.0	$1,420.2
GAAP book value per common share	$12.70	$13.20	$13.13	$13.12	$13.28
Economic book value per common share	$13.22	$13.75	$13.69	$13.69	$13.84
Number of shares of common stock outstanding	101.6	101.7	102.2	102.7	102.7

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19 Book Value and Economic Book Value Rollforward Economic GAAP $13.75 $13.20 Book value per common share as of 12/31/25 (0.11) (0.11) Net income available to common shareholders (0. 36) (0. 36) Common stock dividends declared (0.03) (0.03) Fair value changes attributable to residential mortgage securities and other (0.03) — Change in fair value of residential whole loans reported at carrying value under GAAP — — Change in fair value of securitized debt at carrying value under GAAP $ 13.22 $ 12.70 Book value per common share as of 3/31/26

20 GAAP Segment Reporting Total Corporate Lima One Mortgage - Related Assets (Dollars in m illions) Three months ended 3/31/26 $191.9 $1.6 $42.1 $148.2 Interest Income 132.7 4.5 26.9 101.3 Interest Expense $59.2 $(2.9) $15.2 $46.9 Net Interest Income /(Expense) 0.2 - - 0.2 (Provision)/Reversal of Provision for Credit Losses on Residential Whole Loans $59.4 $(2.9) $15.2 $47.1 Net Interest Income /(Expense) after Reversal of Provision/( Provision ) for Credit Losses (34.7) - (10.5) (24.2) Net gain/(loss) on residential whole loans measured at fair value through earnings (38.3) 0.4 - (38.7) Impairment and other net gain on securities and other portfolio investments (3.0) - (3.4) 0.4 Net gain /(loss) on real estate owned 30.8 - 2.7 28.1 Net gain/(loss) on derivatives used for risk management purposes 19.8 - 3.7 16.1 Net gain/(loss) on securitized debt measured at fair value through earnings 7.7 - 7.7 - Lima One mortgage banking income - - - - Net realized gain/(loss) on residential whole loans held at carrying value 1.9 3.9 (2.9) 0.9 Other, net $(15.8) $4.3 $(2.7) $(17.4) Total Other Income/(Loss) , net 22.2 13.3 8.9 - Compensation and benefits 12.1 7.8 4.3 - General and administrative expenses 10.0 4.0 2.4 3.6 Loan servicing, financing, and other related costs 0.3 - 0.3 - Amortization of intangible assets $(1.0) $(23.7) $(3.4) $26.1 Income/(loss) before income taxes - - - - Provision for/(benefit from) income taxes $(1.0) $(23.7) $(3.4) $26.1 Net Income/(Loss) 10.4 10.4 - - Less Preferred Stock Dividend Requirement $(11.4) $(34.1) $(3.4) $26.1 Net Income/( Loss ) Available to Common Stock and Participating Securities

Endnotes

1) Economic book value (EBV) is a non-GAAP financial measure. Refer to slide 18 for further information regarding the calculation of this measure and a reconciliation to GAAP book value.
2) Total economic return is calculated as the quarterly change in EBV plus common dividends declared during the quarter divided by EBV at the start of the quarter.
3) Recourse leverage is the ratio of MFA's financing liabilities (excluding non-recourse debt) to net equity. Including securitized debt, MFA's overall leverage ratio at March 31, 2026 was 6.3x.
4) GAAP net income is presented per basic and diluted common share.
5) Distributable earnings is a non-GAAP financial measure. Refer to slide 17 for further information regarding the calculation of this measure and a reconciliation to GAAP net income. Distributable earnings is presented per basic common share.
6) Distributable earnings prior to realized credit losses is a non-GAAP financial measure. Refer to slide 17 for further information regarding the calculation of this measure and a reconciliation to GAAP net income.
7) Includes $393M of Agency MBS plus forward contracts in the TBA securities market with a notional amount of $300M.
8) Origination amount is based on the maximum loan amount, which includes amounts initially funded plus any committed but undrawn amounts. $130M of funded originations occurred during Q1 2026 and $70M of draws were funded during Q1 2026 on previously originated Transitional loans.
9) Liquidity includes $221.6M of unrestricted cash and $174.8M of unpledged Agency MBS at March 31, 2026.
10) Amounts presented reflect the aggregation of fair value and carrying value amounts as presented in MFA's consolidated balance sheet at March 31, 2026.
11) Non-MTM refers to financing arrangements not subject to margin calls based on changes in the fair value of the financed residential whole loans. Such agreements may experience changes in advance rates or collateral eligibility due to factors such as changes in the delinquency status of the financed residential whole loans.
12) Loan-to-value (LTV) ratio reflects principal amortization and estimated home price appreciation (or depreciation). Zillow Home Value Index (ZHVI) is utilized to estimate updated LTVs for Non-QM, SFR and Legacy RPL/NPL assets. For Transitional loans, LTV reflects either the current unpaid principal balance (UPB) divided by the most recent as-is property valuation available, which may be at the time of origination, or the maximum UPB divided by the most recent after repaired value (ARV) available, which may be at the time of origination.
13) State concentration measured by loan balance. All states in "Other" category have concentrations below 4%.
14) Includes Agency-eligible investor loans, which had a fair value of $50M as of March 31, 2026.
15) CPR includes all principal repayments.
16) Balance sheet carrying value of real estate owned (REO) properties at March 31, 2026.
17) Undrawn construction funds for performing Transitional loans at March 31, 2026. Borrowers must be current in order to receive unfunded commitments.
18) Percentage of Transitional loan portfolios extended beyond original maturity date at March 31, 2026.
19) Current coupon Agency MBS spread over blended 5Y and 10Y Treasury yields. Data sourced from Bloomberg and presented in basis points.
20) Collateral UPB includes cash for Transitional loan securitizations.
21) Bonds sold relative to certificates issued.
22) Represents status at March 31, 2026 of all Legacy RPL/NPL loans ever acquired. Non-performing status includes all active loans greater than 60 days delinquent. Liquidated/REO status includes both sold and active REO properties as well as short payoff liquidations and loans sold to third-parties.

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